UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019
BMW VEHICLE OWNER TRUST 2019-A
(Exact name of Issuing Entity as specified in its charter)
BMW FS SECURITIES LLC
(Exact name of Depositor/Registrant as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC
(Exact Name of Sponsor as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-229836-01 333-229836	22-2013053
(Commission File Number)	(IRS Employer Identification No.)
300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

Morgan, Lewis & Bockius LLP has been retained by the Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-229836) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.

Item 9.01.          Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Kramer
Name:  Stefan Kramer
Title:    Vice President – Finance & CFO

By: /s/ Christian Kunz
Name:  Christian Kunz
Title:    Treasurer

Dated: September 18, 2019